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                                                                    Exhibit 23.1


CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors of MSI Holdings, Inc., a Utah corporation:

We consent to the use of our report included herein, dated June 22, 1997 and June 10, 1998, and to the reference to our firm under the heading "Experts" in the Registration Statement on Form SB-2/A for the above named company.

/s/ SALAXAR & ASSOCIATES


Salazar & Associates
Austin, Texas
November 6, 1998